SUPPLEMENT DATED JUNE 13, 2014
To the variable annuity prospectus of:

Allianz VisionSM New York
For contracts issued on or prior to April 26, 2013

ISSUED BY

Allianz Life Insurance Company of New York and Allianz Life of NY Variable Account C

This supplement updates certain information contained in the prospectus and should be attached to the prospectus and retained for future reference.

For Appendix D – Lifetime Benefits on page 90, the M&E charge table is corrected to remove the footnote indicators 5 through 8 from the Lifetime Plus Benefit. The footnotes only apply to the Lifetime Plus 8 Benefit that was available from 8/7/2008 to 1/23/2009.

PRO-001-0414
(VNY-146)